UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 24, 2005

GMH COMMUNITIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32290	201181390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Campus Boulevard

Newtown Square, Pennsylvania 19073

(Address of principal executive offices)

(610) 355-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Results.

On February 24, 2005, the Registrant issued a press release relating to its financial results for the year and quarter ended December 31, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

None

(b)           Pro Forma Financial Information.

None

(c)           Exhibits.

Exhibit Number	Description

99.1	Press release dated February 24, 2005 for GMH Communities Trust, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2005

GMH COMMUNITIES TRUST

	By:	/s/ Joseph M. Macchione
	Name:	Joseph M. Macchione
	Title:	Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated February 24, 2005 of GMH Communities Trust, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.